Exhibit 99.1

EMPLOYMENT AGREEMENT
AGREEMENT dated as of the 12th day of March, 2012, by and among Cleantech Solutions International, Inc., a Delaware corporation with its principal office at No. 9 Yanyu Middle Road, Qianzhou Township, Huishan District, Wuxi City, Jiangsu Province, China (the “Company”), and Wanfen Xu, residing at                                                  (“Executive”).

W I T N E S S E T H:

WHEREAS, the Company desires to engage Executive to serve at its Chief Financial Officer on and subject to the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

1. Employment and Duties.

(a) Subject to the terms and conditions hereinafter set forth, the Company hereby employs Executive as its Chief Financial Officer during the Term, as hereinafter defined.  In this capacity she will perform such duties as may be assigned to her by the Company’s chief executive officer or the board of directors.  Initially her duties will include, in addition to the duties normally associated with the chief financial officer of a publicly traded company, services relating to stockholder and investor relations, including participating in road shows and investor conference calls and, if requested, attending meetings of the Company’s board of directors and audit committee as a guest.  Executive shall report to the Company’s chief executive officer.  Executive shall also perform such other duties and responsibilities as may be determined by the Company’s chief executive officer, as long as such duties and responsibilities are consistent with those of the Company’s chief financial officer.

(b) The “Term” of this Agreement shall be for an Initial Term commencing on the date of this Agreement and ending on March 31, 2013, and shall be automatically renewed for an additional one year period unless terminated by either party on not less than 30 days’ written notice prior to the expiration of the Initial Term, subject to early termination as provided in this Agreement.  During the one-year extension, either party may terminate this Agreement on 30 days’ written notice. The Initial Term and any extension are referred to as the “Term.”

2. Executive’s Performance.  Executive hereby accepts the employment contemplated by this Agreement. During the Term, Executive shall perform her duties diligently, in good faith and in a manner consistent with the best interests of the Company.  Executive will devote substantially approximately all of her business time and attention of her business time to the performance of her duties under this Agreement.

3. Compensation.  For her services during the Term, the Company shall pay Executive the following:

(a)  Salary (“Salary”) at the annual rate of RMB48,000, to be paid in monthly installments at the monthly rate of RMB4,000 on the last day of each month, with the first payment being due on March 9, 2012 for the period commencing on the date of this Agreement.

4. Representations of Executive.  Executive hereby represents, warrants, covenants and agrees, during the past five years:

(a) No petition has been filed under the federal bankruptcy laws or any state insolvency law by or against, or a receiver, fiscal agent or similar officer has been appointed by a court for her business or property, or any partnership in which she was a general partner at or within two years before the time of such filing, or any corporation or business association of which she was an executive officer at or within two years before the time of such filing;

(b) She has not been convicted in a criminal proceeding and is not the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) She has not been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining you from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d) She has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting, for more than 60 days, her right to engage in any activity described in Section 4(b)(iii)(A) of this Agreement, or to be associated with persons engaged in any such activity; or

(e) She has not been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated.

(f) She has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

5. Reimbursement of Expenses.  The Company shall reimburse Executive, upon presentation of proper expense statements, for all authorized, ordinary and necessary out-of-pocket expenses reasonably incurred by Executive during the Term in connection with the performance of her services pursuant to this Agreement in accordance with the Company’s expense reimbursement policy. Any expense of $100 or more shall require the prior approval of the Company. If the Company requires Executive to travel, the Company will pay coach fare.

6. Termination of Employment.

(a) Termination by the Company:  This Agreement and Executive’s employment pursuant to this Agreement may be immediately terminated by the Company for Cause. The term “Cause” shall mean:

(i) repeated failure of Executive to perform material instructions from the Board, or, if Executive does not report to the Board, from the officer to whom Executive reports, provided that such instructions are reasonable and consistent with Executive’s duties as set forth in Section 1 of this Agreement, or any other failure or refusal by Executive to perform her duties required by said Section; provided, however, that Executive shall have received notice from the Board specifying the nature of such failure in reasonable detail and Executive shall have failed to cure the failure within five business days after receipt of such notice.

(ii) a breach of Sections 7 or 8 of this Agreement;

(iii) a breach of trust whereby Executive obtains personal gain or benefit at the expense of or to the detriment of the Company or any of its affiliates;

(iv) any fraudulent or dishonest conduct by Executive or any other conduct by Executive which damages the Company or any of its affiliates or their property, business or reputation.

(v) a conviction of, or guilty plea or plea of nolo contendere by, of Executive of (x) any felony or (y) any other crime involving fraud, theft, embezzlement or use or possession of illegal substances; or

(vi) the admission by Executive of any matters set forth in Section 6(c)(v) of this Agreement.

(b) Termination by the Executive or the Company: This Agreement and Executive’s employment pursuant to this Agreement, may be terminated by the Executive or the Company on not less than 30 days’ written notice in the event of Executive’s Disability. The term “Disability” shall mean any illness, disability or incapacity of the Executive which prevents him from substantially performing her regular duties for a period of two consecutive months or three months, even though not consecutive, in any twelve month period.

(c) Termination by the Executive:  Executive shall have the right to terminate her employment under this Agreement on not less than ten (10) days’ written notice to Company for any material breach of this Agreement by Company, which is not cured by Company within thirty (30) days of the written notice of such breach by Executive.

(d) Anything herein to the contrary notwithstanding and except as provided in Section 1(b), Executive may terminate this Agreement on not less than ten (10) days’ written notice to Company.

(e) If Executive shall terminate this Agreement under Section 6(c) or if the Company shall terminate Executive’s employment other than for Cause, Executive shall be entitled to receive two (2) months’ Salary at the then applicable yearly salary rate (the “Severance Payment”). Other than the Severance Payment, the Company shall have no further obligations to Executive except as required by law.

(f) If Executive shall terminate her employment pursuant to Section 6(d) of this Agreement, Executive shall not be entitled to the Severance Payment or any additional compensation.

7. Trade Secrets and Proprietary Information.

(a) Executive recognizes and acknowledges that the Company, through the expenditure of considerable time and money, has developed and will continue to develop in the future confidential information.  “Confidential information” shall mean all information of a proprietary or confidential nature relating to Covered Persons, including, but not limited to, such Covered Person’s trade secrets or proprietary information, confidential know-how, and marketing, services, products, business, research and development activities, inventions and discoveries, whether or not patentable, and information concerning such Covered Person’s services, business, customer or client lists, proposed services, marketing strategy, pricing policies and the requirements of its clients and relationships with its lenders, suppliers, licensors, licensees and others with which a Covered Person has a business relationship, financial or other data, technical data or any other confidential or proprietary information possessed, owned or used by the Company, the disclosure of which could or does have a material adverse effect on the Company, its businesses, any business in which it proposes to engage.  Executive agrees that she will not at any time use or disclose to any person any confidential information relating to Company; provided, however, that nothing in this Section 7(a) shall be construed to prohibit Executive from using or disclosing such information if she can demonstrate that such information (i) became public knowledge other than by or as a result of disclosure by a person not having a right to make such disclosure or (ii) was disclosure that was authorized by the Company.  The term “Covered Person” shall include the Company, any subsidiaries and affiliates and any other person who provides information to the Company pursuant to a secrecy or non-disclosure agreement.

(b) In the event that any confidential information is required to be produced by Executive pursuant to legal process (including judicial process or governmental administrative subpoena), Executive shall give the Company notice of such legal process within a reasonable time, but not later than ten business days prior to the date such disclosure is to be made, unless Executive has received less notice, in which event Executive shall immediately notify the Company.  The Company shall have the right to object to any such disclosure, and if the Company objects (at the Company’s cost and expense) in a timely manner so that Executive is not subject to penalties for failure to make such disclosure, Executive shall not make any disclosure until there has been a court determination on the Company’s objections.  If disclosure is required by a court order, final beyond right of review, or if the Company does not object to the disclosure, Executive shall make disclosure only to the extent that disclosure is required by the court order, and Executive will exercise reasonable efforts at the Company’s expense, to obtain reliable assurance that confidential treatment will be accorded the confidential information.

(c) Executive shall, upon expiration or termination of the Term, or earlier at the request of the Company, turn over to the Company or destroy all documents, papers, computer disks or other material in Executive’s possession or under Executive’s control which may contain or be derived from confidential information.  To the extent that any confidential information is on Executive’s hard drive or other storage media, she shall, upon the request of the Company, cause either such information to be erased from her computer disks and all other storage media or otherwise take reasonable steps to maintain the confidential nature of the material.

(d) Executive further realizes that any trading in Company’s common stock or other securities or aiding or assisting others in trading in Company’s common stock or other securities, including disclosing any non-public information concerning Company or its affiliates to a person who uses such information in trading in the Company’s common stock or other securities, may constitute a violation of federal and state securities laws.  Executive will not engage in any transactions involving the Company’s common stock or other securities while in the possession of material non-public information in a manner that would constitute a violation of federal and state securities laws and shall not disclose any material non-public information except pursuant to a confidentiality agreement approved by the Company’s chief executive officer.

(e) For the purposes of Sections 7 and 8 of this Agreement, the term “Company” shall include the Company, and any subsidiaries and affiliates.

8. Covenant Not To Solicit or Compete.

(a) During the period from the date of this Agreement until one year following the date on which Executive’s employment is terminated, Executive will not, directly or indirectly:

(i) persuade or attempt to persuade any person which is or was a customer, client or supplier of the Company to cease doing business with the Company, or to reduce the amount of business it does with the Company (the terms “customer” and “client” as used in this Section 8 to include any potential customer or client to whom the Company submitted bids or proposals, or with whom the Company conducted negotiations, during the term of Executive’s employment or consulting relationship hereunder or during the twelve (12) months preceding the termination of her employment or consulting relationship, as the case may be);

(ii) solicit for herself or any other person other than the Company the business of any person which is a customer or client of the Company, or was a customer or client of the Company within one (1) year prior to the termination of her employment or consulting relationship;

(iii) persuade or attempt to persuade any employee of the Company, or any individual who was an employee of the Company during the one (1) year period prior to the termination of this Agreement, to leave the Company’s employ, or to become employed by any person in any business, which directly competes with the business of the Company as it is engaged in at the time of the termination of this Agreement; provided, however, that nothing in this Section 8 shall be construed to prohibit the Executive from owning an interest of not more than five (5%) percent of any public company engaged in such activities.

(b) Executive will not, during or after the Term, make any disparaging statements concerning the Company, its business, officers, directors and employees that could injure, impair, damage or otherwise affect the relationship between the Company, on the one hand, and any of the Company’s employees, suppliers, customers, clients or any other person with which the Company has or may conduct business or otherwise have a business relationship of any kind and description; provided, however, that this sentence shall not be construed to prohibit either from giving factual information required to be given pursuant to legal process, subject to the provisions of Section 7(b) of this Agreement.  The Company will not make any disparaging statements concerning Executive.  This Section 8(b) shall not be construed to prohibit the either party from giving factual information concerning the other party in response to inquiries that such party believes are bona fide.

(c) The Executive acknowledges that the restrictive covenants (the “Restrictive Covenants”) contained in Sections 7 and 8 of this Agreement are a condition of her employment and are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part of any of the Restrictive Covenants, is invalid or unenforceable, the remainder of the Restrictive Covenants and parts thereof shall not thereby be affected and shall remain in full force and effect, without regard to the invalid portion. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable because of the geographic or temporal scope of such provision, such court shall have the power to reduce the geographic or temporal scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

(d) Nothing in this Section 8 shall be construed to prohibit Executive from owning a passive, non-management interest of less than 5% in any public company that is engaged in activities prohibited by this Section 8.

9. Injunctive Relief. Executive agrees that her violation or threatened violation of any of the provisions of Sections 7 or 8 of this Agreement shall cause immediate and irreparable harm to the Company. In the event of any breach or threatened breach of any of said provisions, Executive consents to the entry of preliminary and permanent injunctions by a court of competent jurisdiction prohibiting Executive from any violation or threatened violation of such provisions and compelling Executive to comply with such provisions. This Section 9 shall not affect or limit, and the injunctive relief provided in this Section 8 shall be in addition to, any other remedies available to the Company at law or in equity or in arbitration for any such violation by Executive. The provisions of Sections 7, 8 and 9 of this Agreement shall survive any termination of this Agreement and Executive’s employment relationship pursuant to this Agreement.

10. Indemnification. The Company shall provide Executive with payment of legal fees and indemnification to the maximum extent permitted by the Company’s certificate of incorporation, by-laws and applicable law.

11. Additional Representations by the Parties.

(a) Executive represents, warrants, covenants and agrees that she has a right to enter into this Agreement, that she is not a party to any agreement or understanding, oral or written, which would prohibit performance of her obligations under this Agreement, and that she will not use in the performance of her obligations hereunder any proprietary information of any other party which she is legally prohibited from using.

(b) The Company represents, warrants and agrees that it has full power and authority to execute and deliver this Agreement and perform its obligations hereunder.

12. Miscellaneous.

(a) Any notice, consent or communication required under the provisions of this Agreement shall be given in writing and sent or delivered by hand, overnight courier or messenger service, against a signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is acknowledged or if transmission is confirmed by mail as provided in this Section 12(a), to the parties at their respective addresses set forth at the beginning of this Agreement, with notice to the Company being sent to the attention of the individual who executed this Agreement on its behalf. Any party may, by like notice, change the person, address or telecopier number to which notice is to be sent.

(b) The Executive and the Company agree that any dispute or claim, whether based on contract, tort, discrimination, retaliation, or otherwise, relating to, arising from, or connected in any manner with this Agreement or with the Executive’s employment with Company shall be resolved exclusively through final and binding arbitration under the auspices of the Hong Kong Chamber of Commerce (“HKCC”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the HKCC.  The arbitration shall be held in Hong Kong.  There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator.  Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings.  Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties.  The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them.  The arbitrators may grant any relief authorized by law for any properly established claim.  The Executive acknowledges that the purpose and effect of this Section 12(b) is solely to elect private arbitration in lieu of any judicial proceeding he might otherwise have available to her in the event of an employment-related dispute between him and the Company.  Therefore, the Executive hereby waives her right to have any such employment-related dispute heard by a court or jury, as the case may be, and agrees that her exclusive procedure to redress any employment-related claims will be arbitration.

(c) If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law, and any court having jurisdiction may reduce the scope of any provision of this Agreement, including the geographic and temporal restrictions set forth in Section 8 of this Agreement, so that it complies with applicable law.

(d) This Agreement constitutes the entire agreement of the Company and Executive as to the subject matter hereof, superseding all prior or contemporaneous written or oral understandings or agreements, including any and all previous employment agreements or understandings, all of which are hereby terminated, with respect to the subject matter covered in this Agreement. This Agreement may not be modified or amended, nor may any right be waived, except by a writing which expressly refers to this Agreement, states that it is intended to be a modification, amendment or waiver and is signed by both parties in the case of a modification or amendment or by the party granting the waiver. No course of conduct or dealing between the parties and no custom or trade usage shall be relied upon to vary the terms of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

(e) No party shall have the right to assign or transfer any of its or her rights hereunder except that the Company’s rights and obligations may be assigned in connection with a merger of consolidation of the Company or a sale by the Company of all or substantially all of its business and assets.

(f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and permitted assigns.

(g) The headings in this Agreement are for convenience of reference only and shall not affect in any way the construction or interpretation of this Agreement.

(h) This Agreement may be executed in counterparts, each of which when so executed and delivered will be an original document, but both of which counterparts will together constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CLEANTECH SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Jianhua Wu
Name:	Jianhua Wu
Title:	CEO

EXECUTIVE:

/s/ Wanfen Xu
Wanfen Xu